UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 6, 2022
Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33346	20-1994619
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

1275 PARK EAST DRIVE
WOONSOCKET, rhode island 02895
(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SUMR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on March 16, 2022, Summer Infant, Inc., a Delaware corporation (the “Company”), Kids2, Inc., a Georgia corporation (“Kids2”), and Project Abacus Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Kids2 (“Merger Sub”), entered into Agreement and Plan of Merger (as the same may be amended, supplemented and modified from time to time, the “Merger Agreement”), which provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with Company continuing as the surviving company and a wholly owned subsidiary of Kids2 (such transactions, collectively, the “Merger”).

One of the conditions to the Merger under the Merger Agreement is the approval of the Company’s stockholders. On April 8, 2022, in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), the Company filed a preliminary proxy statement on Schedule 14A with the SEC in order to solicit proxies in connection with an upcoming special meeting of the Company’s stockholders to approve the Merger Agreement.

Commencing on April 13, 2022, purported individual stockholders of the Company filed complaints in the United States District Courts for the Southern District of New York, the Eastern District of New York, and the Eastern District of Pennsylvania, in the matters captioned Ryan O’Dell v. Summer Infant, Inc., et. al., Case No. 1:22-cv-03050-VSB (S.D.N.Y., filed April 13, 2022), Jeffrey D. Justice II v. Summer Infant, Inc., et al, Case No. 1:22-cv-02260 (E.D.N.Y., filed April 20, 2022), and Matthew Hopkins v. Summer Infant, Inc., et al, Case No. 2:22-cv-01545-JDW (E.D. Pa., filed April 20, 2022). The complaints name as defendants the Company and the members of the Board of Directors of the Company (the “Board”).

The complaints generally allege that the preliminary proxy statement filed by the Company materially misrepresents or omits certain purportedly material information, including information relating to the financial projections of the Company, the valuation analyses performed by one of the financial advisors to the Company, and the terms of engagement of one of the financial advisors to the Company. Each of the complaints asserts violations of Section 14(a) of the Exchange Act, Rule 14a-9 promulgated thereunder, and Section 20(a) of the Exchange Act. The complaints seek, among other things, an injunction enjoining consummation of the proposed Merger, rescission of the Merger Agreement or the Merger, if the Merger is consummated, a declaratory judgment that the Company and the Board violated the Exchange Act and Rule 14a-9 promulgated thereunder, and awarding the costs of the actions, including plaintiff’s reasonable attorneys’ and experts’ fees and expenses.

Additional complaints or demands may be filed in connection with the proposed Merger. If additional similar complaints or demands are filed or made, absent new or different allegations that are material, the Company will not necessarily announce them.

While the Company believes that the claims asserted in these complaints are without merit and that no additional disclosure is required under applicable law, in order to avoid the risk of these complaints delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company determined to voluntarily provide certain disclosures in its revised preliminary proxy statement filed with the SEC on May 6, 2022.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger, the Company has filed and will prepare and file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A that was filed with the SEC on April 8, 2022, a revised preliminary proxy statement on Schedule 14A that was filed with the SEC on May 6, 2022, and a definitive proxy statement on Schedule 14A and a proxy card to be filed and mailed to Company stockholders entitled to vote at the special meeting relating to the proposed Merger. This communication is not intended to be, and is not, a substitute for the proxy statement or any other document that the Company has filed or may file with the SEC in connection with the proposed Merger. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED MERGER THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The preliminary proxy statement, the definitive proxy statement, and other relevant materials in connection with the transaction (when they become available), and any other documents filed or furnished by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). In addition, copies of the proxy statement and other relevant materials and documents filed by the Company with the SEC will also be available free of charge on the Investor Relations page of the Company’s website located at https://www.sumrbrands.com.

Participants in the Solicitation of Company Stockholders

The Company, Kids2, Inc. and their respective directors and executive officers, management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Merger. Information about the Company’s directors and executive officers and their ownership of Company common stock is set forth in its definitive proxy statement for its 2021 annual meeting of shareholders filed with the SEC on April 16, 2021. To the extent that holdings of the Company’s securities have changed since the amounts reflected in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the solicitation and their interests in the proposed Merger are included in the proxy statement and other materials relating to the proposed Merger filed or to be filed with the SEC. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on the Investor Relations page of the Company’s website located at https://www.sumrbrands.com.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K that are not historical fact may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. These statements are accompanied by words such as “anticipate,” “expect,” “project,” “will,” “believes,” “estimate” and similar expressions, and include a statement regarding the Company’s belief regarding the merits of the claims made in the complaints filed in connection with the pending acquisition of the Company by Kids2, Inc. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include risks related to the proposed merger with Kids2, Inc., including disruption of management’s attention from ongoing business operations due to the pending transaction; that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise; that the transaction does not close when anticipated, or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; potential adverse reactions or changes to employee or business relationships resulting from the announcement or completion of the proposed merger; the risk of litigation or legal proceedings related to the proposed transaction; and unexpected costs, charges or expenses resulting from the proposed transaction, and other risks as detailed in the Company’s most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update the information contained in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: May 9, 2022	By:	/s/ Bruce Meier
Bruce Meier
Interim Chief Financial Officer